Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is provided to aid you in your analysis of the financial aspects of the completed merger and the PIPE Investment.

The unaudited pro forma condensed combined balance sheet gives pro forma effect to the merger, treated as a reverse recapitalization for accounting purposes, and the PIPE Investment as if they had been consummated on March 31, 2021. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 and year ended December 31, 2020, gives effect to the merger and the PIPE Investment as if they had occurred on January 1, 2020.

The unaudited pro forma condensed combined financial information has been derived from and should be read in conjunction with:

●	the accompanying notes to the unaudited pro forma condensed combined financial information;

●	the unaudited historical financial statements of FinServ and Katapult as of and for the three months ended March 31, 2021, and the related notes thereto, included elsewhere in this Current Report on Form 8-K;

●	the audited historical financial statements of FinServ as of and for the year ended December 31, 2020, and the related notes thereto, incorporated herein by reference;

●	the audited historical consolidated financial statements of Katapult as of and for the year ended December 31, 2020, and the related notes thereto, incorporated herein by reference; and

●	the sections entitled “Finserv’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Katapult’s Management’s Discussion and Analysis of Financial Condition and Results of Operation,” and other financial information relating to FinServ and Katapult incorporated herein by reference.

The unaudited pro forma condensed combined financial information is for illustrative purposes only and is not necessarily indicative of what the actual results of operations and financial position would have been had the merger and the PIPE Investment taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2021
(in thousands, except share and per share amounts)

	Historical		Pro Forma
	5(A) FinServ	5(B) Katapult	Transaction Accounting Adjustments		Pro Forma Balance Sheet
ASSETS
Current assets:
Cash and cash equivalents	$742	$67,788	$34,517	5(a)	$103,047
Restricted cash	—	2,877	—		2,877
Accounts receivable, net	—	1,343	—		1,343
Property held for lease, net of accumulated depreciation and impairment	—	67,590	—		67,590
Prepaid expenses and other current assets	95	3,273	(2,212)	5(b)	1,156
Income tax receivable	10	—	—		10
Total current assets	847	142,871	32,305		176,023
Property and equipment, net	—	403	—		403
Security deposits	—	91	—		91
Intangible assets, net	—	336	—		336
Marketable securities held in Trust Account	251,134	—	(251,134)	5(c)	—
Total assets	$251,981	$143,701	$(218,829)		$176,853

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$85	$2,202	$—		$2,287
Accrued liabilities	—	12,173	(523)	5(d)	11,650
Unearned revenue	—	3,032	—		3,032
Non-revolving line of credit, related parties	—	—	—		—
Total current liabilities	85	17,407	(523)		16,969
Revolving line of credit	—	68,400	—		68,400
Long term debt	—	37,487	—		37,487
Other liabilities	—	13,102	(13,102)	5(e)	—
Warrant liability	44,272	—	—		44,272
Deferred underwriting fee payable	9,350	—	(9,350)	5(f)	—
Total liabilities	53,707	136,396	(22,975)		167,128
COMMITMENTS AND CONTINGENCIES
Katapult Redeemable convertible preferred stock (Series C), $.001 par value	—	49,894	(49,894)	5(g)	—
FinServ Class A Common stock subject to possible redemption	193,273	—	(193,273)	5(h)	—
Stockholders’ Equity
Katapult Common stock, $.001 par value	—	10	(10)	5(i)	—
New Katapult Common stock, $.0001 par value	—	—	12	5(i)	12
FinServ Preferred stock, $0.0001 par value	—	—	—		—
FinServ Class A common stock, $0.0001 par value	1	—	(1)	5(i)	—
FinServ Class B common stock, $0.0001 par value	1	—	(1)	5(i)	—
Additional paid-in capital	39,787	7,360	15,875	5(i)	63,022
Retained earnings (accumulated deficit)	(34,788)	(49,959)	31,438	5(i)	(53,309)
Total stockholders’ equity	5,001	(42,589)	47,313		9,726
Total liabilities and stockholders’ equity	$251,981	$143,701	$(218,829)		$176,853

See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2021
(in thousands, except share and per share amounts)

	Historical		Pro Forma
	6(A) FinServ	6(B) Katapult	Transaction Accounting Adjustments		Pro Forma Statement of Operations
Revenue:
Rental revenue	$—	$80,625	$—		$80,625
Other revenue	—	10	—		10
Service fees	—	—	—		—
Total revenue	—	80,635	—		80,635
Cost of revenue	—	52,882	—		52,882
Total gross profit	—	27,753	—		27,753
Operating expenses:
Servicing costs	—	1,138	—		1,138
Underwriting fees	—	467	—		467
Professional and consulting fees	—	1,534	—		1,534
Technology and data analytics	—	1,715	—		1,715
Bad debt expense	—	4,887	—		4,887
General and administrative	332	3,599	(332)	6(a)	3,599
Total operating expenses	332	13,340	(332)		13,340
Income (loss) from operations	(332)	14,413	332		14,413
Other income (expense):
Loss on extinguishment of debt	—	—	—		—
Interest expense and other fees	—	(4,140)	—		(4,140)
Change in fair value of warrant liability	513	(358)	—		155
Interest earned on money market account	2	—	—		2
Interest earned on marketable securities held in Trust Account	22	—	(22)	6(b)	—
Income (loss) before provision for income taxes	205	9,915	310		10,430
Provision for income taxes	—	(1,825)	(57)	6(c)	(1,882)
Net income	$205	$8,090	$253		$8,548
Net income available to common stockholders	$183	$695			$8,548
Weighted average common shares outstanding
Basic	6,915,000	9,650,717			96,821,618	6(d)
Diluted	6,915,000	30,414,536			109,654,118	6(d)
Earnings per common share
Basic	$0.03	$0.07			$0.09	6(d)
Diluted	$0.03	$0.02			$0.08	6(d)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
(in thousands, except share and per share amounts)

	Historical		Pro Forma
	7(A) FinServ	7(B) Katapult	Transaction Accounting Adjustments		Pro Forma Statement of Operations
Revenue:
Rental revenue	$—	$246,927	$—		$246,927
Other revenue	—	200	—		200
Service fees	—	73	—		73
Total revenue	—	247,200	—		247,200
Cost of revenue	—	167,412	—		167,412
Total gross profit	—	79,788	—		79,788
Operating expenses:
Servicing costs	—	4,077	—		4,077
Underwriting fees	—	2,344	—		2,344
Professional and consulting fees	—	2,949	—		2,949
Technology and data analytics	—	6,498	—		6,498
Bad debt expense	—	16,064	—		16,064
General and administrative	796	10,950	11,511	7(a)	23,257
Total operating expenses	796	42,882	11,511		55,189
Income (loss) from operations	(796)	36,906	(11,511)		24,599
Other income (expense):
Loss on extinguishment of debt	—	(402)	—		(402)
Interest expense and other fees	—	(13,588)	—		(13,588)
Other income	—	102	—		102
Interest earned on money market account	12	—	—		12
Interest earned on marketable securities held in Trust Account	1,134	—	(1,134)	7(b)	—
Change in fair value of warrant liability	(32,081)	—	—		(32,081)
Income (loss) before provision for income taxes	(31,731)	23,018	(12,645)		(21,358)
Provision for income taxes	(196)	(487)	268	7(c)	(415)
Net income (loss)	$(31,927)	$22,531	$(12,377)		$(21,773)
Net income (loss) available to common stockholders	$(32,665)	$1,933			$(21,773)
Weighted average common shares outstanding
Basic	6,915,000	8,923,293			96,821,618	7(d)
Diluted	6,915,000	25,015,960			96,821,618	7(d)
Earnings (loss) per common share
Basic	$(4.72)	$0.22			$(0.22)	7(d)
Diluted	$(4.72)	$0.08			$(0.22)	7(d)

See accompanying notes to the unaudited pro forma condensed combined financial information.

1.	Description of the Transactions

The Merger

On June 9, 2021, Katapult announced that it had closed its merger with FinServ Acquisition Corp. As a result, Merger Sub 1 merged with and into Katapult, with Katapult surviving the merger as a wholly owned subsidiary of FinServ, followed immediately by the merger of the resulting company with and into Merger Sub 2, with Merger Sub 2 surviving the merger as a wholly owned subsidiary of FinServ.

As a result of the transaction, each share of Katapult preferred stock issued and outstanding was converted into a number of shares of Katapult common stock and each share of Katapult common stock that was issued and outstanding immediately prior to the close was cancelled and converted into the right to receive the applicable portion of the merger consideration, in accordance with the Allocation Schedule, consisting of (i) cash consideration of $329.6 million, as determined under the merger agreement and further described herein, (ii) 42,412,994 shares of New Katapult common stock equal to (a) $754 million ($833 million less value of Katapult Options converted to New Katapult options of $89 million plus $10 million of adjustments in accordance with the terms of merger agreement)., minus the aggregate amount of cash paid in clause (i), divided by (b) 10 and (iii) the applicable portion of the 7,500,000 restricted shares of New Katapult common stock that will vest upon, among other things, the achievement of certain earn-out thresholds prior to the sixth anniversary of the closing of the merger.

The PIPE Investment

In connection with the execution of the merger agreement, each of FinServ and certain third-party investors (the “PIPE Investors”) entered into subscription agreements (the “PIPE Agreements”) pursuant to which the PIPE Investors have purchased 15,000,000 newly-issued shares of Class A Common Stock issued at the closing of the merger.

2.	Basis of Presentation

The unaudited pro forma condensed combined financial statements were prepared in accordance with Article 11 of SEC Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). The Company has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information. The Transaction Accounting Adjustments presented in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an understanding of the combined company upon the consummation of the merger and the PIPE Investment.

The unaudited pro forma condensed combined balance sheet as of March 31, 2021 gives effect to the merger and the PIPE Investment as if they occurred on March 31, 2021. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 and the year ended December 31, 2020 gives effect to the merger and the PIPE Investment as if they occurred on January 1, 2020.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the merger. FinServ and Katapult have not had any historical relationship prior to the merger. Accordingly, no pro forma Transaction Accounting Adjustments were required to eliminate activities between the companies. Amounts are presented in thousands, except for share and per share amounts or as otherwise specified.

The unaudited pro forma condensed combined financial information has been prepared based on actual redemptions of 6,338 shares for $64.

The unaudited pro forma condensed combined financial information and related notes have been derived from and should be read in conjunction with:

●	the unaudited consolidated financial statements of FinServ as of and for the three months ended March 31, 2021, and the related notes thereto, incorporated herein by reference;

●	the unaudited condensed consolidated financial statements of Katapult as of and for the three months ended March 31, 2021, and the related notes thereto, included in Exhibit 99.1 ;

●	the audited historical financial statements of FinServ as of and for the year ended December 31, 2020, and the related notes thereto, incorporated herein by reference;

●	the audited historical consolidated financial statements of Katapult as of and for the year ended December 31, 2020, and the related notes thereto, incorporated herein by reference; and

●	the sections entitled “FinServ’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” incorporated herein by reference, “Katapult’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included as Exhibit 99.3 and other financial information relating to FinServ and Katapult included elsewhere in this Current Report on Form 8-K.

The unaudited pro forma condensed combined financial information is for illustrative purposes only and is not necessarily indicative of what the actual results of operations and financial position would have been had the merger and PIPE Investment taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company.

3.	Accounting for the Merger

The merger is accounted for as a reverse recapitalization, in accordance with U.S. GAAP. Under this method of accounting, although FinServ issued shares for outstanding equity interests of Katapult in the merger, FinServ was treated as the “acquired” company for financial reporting purposes. Accordingly, the merger was treated as the equivalent of Katapult issuing stock for the net assets of FinServ, accompanied by a recapitalization. The net assets of FinServ are stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the merger are now those of Katapult.

Katapult was determined to be the accounting acquirer based on the evaluation of the following facts and circumstances:

●	The former owners of Katapult hold the majority of voting rights in the combined company;

●	Katapult and its former owners have the right to appoint a majority of the directors in the combined company;

●	Katapult’s existing senior management team comprises senior management of the combined company;

●	The operations of the combined company represent the operations of Katapult; and

●	The combined company assumed Katapult’s name and headquarters.

4.	Capitalization

The following summarizes the pro forma ownership of New Katapult common stock following the merger and PIPE Investment:

	Shares	%
Equity Capitalization Summary
Katapult Equity Holders(1)	49,912,956	51.6%
FinServ Public Stockholders	24,993,662	25.8%
FinServ Sponsor(2)	6,915,000	7.1%
PIPE Investors(3)	15,000,000	15.5%
Total Class A common stock	96,821,618	100.0%

(1)	Based on Cash Consideration of $329.6 million and Stock Consideration of 49,912,956 shares of New Katapult common stock, including 7,500,000 restricted Earn-Out Shares subject to forfeiture, based on the balance of the Trust Account as of March 31, 2021 and resulting available distributable cash. As the total transaction value is $842.5 million, stock consideration, excluding the Earn-Out Shares, was 49,912,956 shares.
(2)	Includes 1,543,750 shares of New Katapult common stock subject to forfeiture in accordance with the Sponsor Agreement
(3)	PIPE Investment consummated for $150 million, with 15,000,000 shares of Class A Common Stock issued to the PIPE Investors.

5.	Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2021

The pro forma notes and adjustments are as follows:

Pro forma notes

(A)	Derived from the unaudited balance sheet of FinServ as of March 31, 2021.

(B)	Derived from the unaudited condensed consolidated balance sheet of Katapult as of March 31, 2021.

Pro forma Transaction Accounting Adjustments

(a)	To reflect the net cash proceeds from the merger and the PIPE Investment as follows:

Release of Trust Account	$251,134	5	(c)
Proceeds from PIPE Investment	150,000	5	(i)
Payment to redeeming FinServ public stockholders	(62)	5	(i)
Payment of Cash Consideration	(329,638)	5	(i)
Payment of transaction expenses	(27,567)	5	(i)
Payment of FinServ deferred underwriting fee payable	(9,350)	5	(f)
Cash and cash equivalents	$34,517

(b)	To reflect the reclassification of $2,212 of deferred transaction costs to additional paid-in capital (see Note 5(i)).

(c)	To reflect the release of $251,134 from the Trust Account (see Note 5(a)).

(d)	To reflect the payment of $523 of accrued transaction costs (see Note 5(a)).

(e)	To reflect the exercise of $13,102 of Katapult warrants which were exchanged for New Katapult common stock as consideration for the merger (see Note 5(i)).

(f)	To reflect the settlement of $9,350 of deferred underwriting fees incurred during FinServ’s IPO that were paid upon completion of the merger (see Note 5(a)).

(g)	To reflect the conversion of $49,894 of Katapult’s redeemable convertible preferred stock (Series C), which were exchanged for New Katapult common stock as consideration for the merger. As such, this amount is reclassified to permanent equity (see Note 5(i)).

(h)	To reflect the reclassification of FinServ common stock subject to possible redemption of $193,273 to permanent equity. (see Note 5(i)).

(i)	To reflect the recapitalization of the combined company through the exchange of all the share capital of Katapult for common stock of New Katapult and the following equity transactions:

Reclassification of Katapult redeemable convertible preferred stock	$49,894	5	(g)
Reclassification of FinServ common stock subject to possible redemption	193,273	5	(h)
Exercise of Katapult warrants	13,102	5	(e)
Proceeds from PIPE Investment	150,000	5	(a)
Payment to redeeming FinServ public stockholders	(62)	5	(a)
Payment of Cash Consideration	(329,638)	5	(a)
Payment of transaction expenses	(29,255)	5	(a)
Total shareholders’ equity	$47,314

Under the terms of the merger agreement, the Cash Consideration paid to the sellers was reduced by any reduction of available distributable cash as a result of redemptions by FinServ public stockholders.

6.	Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2021

The pro forma notes and adjustments are as follows:

Pro forma notes

(A)	Derived from the unaudited consolidated statement of operations of FinServ for the three months ended March 31, 2021.

(B)	Derived from the unaudited condensed consolidated statement of operations of Katapult for the three months ended March 31, 2021.

Pro forma Transaction Accounting Adjustments

(a)	To eliminate general and administrative expenses incurred by FinServ which ceased upon closing of the merger.

(b)	To eliminate interest income earned on the Trust Account which was released upon closing of the merger.

(c)	To reflect the income tax effect of the pro forma Transaction Accounting Adjustments at Katapult’s effective tax rate of 18.4%. As a result of historical net operating losses and a full valuation allowance, there are no income tax expense adjustments to be presented for federal purposes in the unaudited pro forma condensed combined statement of operations.

(d)	The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statement of operations are based upon the number of shares outstanding after the closing of the merger and the PIPE Investment, assuming the merger and the PIPE Investment occurred on January 1, 2020.

7.	Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2020

The pro forma notes and adjustments are as follows:

Pro forma notes

(A)	Derived from the audited statement of operations of FinServ for the year ended December 31, 2020.

(B)	Derived from the audited consolidated statement of operations of Katapult for the year ended December 31, 2020.

Pro forma Transaction Accounting Adjustments

(a)	To eliminate general and administrative expenses incurred by FinServ which ceased upon closing of the merger. Also includes the accelerated vesting of Katapult stock options of $452 and RSUs of $9,698 (including payroll taxes) that vested upon closing, and the accrual of additional transaction costs related to employee bonuses of $2,157.

(b)	To eliminate interest income earned on the Trust Account which was released upon closing of the merger.

(c)	To reflect the income tax effect of the pro forma Transaction Accounting Adjustments at Katapult’s effective tax rate of 2.1%. As a result of historical net operating losses and a full valuation allowance, there are no income tax expense adjustments to be presented for federal purposes in the unaudited pro forma condensed combined statement of operations.

(d)	The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statement of operations are based upon the number of FinServ shares outstanding at the closing of the merger and the PIPE Investment, assuming the merger and the PIPE Investment occurred on January 1, 2020. Does not include the effect of warrants sold in the initial public offering and private placement to purchase 12,832,500 shares of Class A common stock in the calculation of diluted income per share, since the exercise of the warrants is contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive.